Pruco Life Insurance Company of New Jersey

PRUDENTIAL PREMIER® ADVISORSM VARIABLE ANNUITY SERIES

Supplement dated June 29, 2010
To
Prospectus dated May 1, 2010

This supplement should be read and retained with the prospectus for your Annuity.  If you would like another copy of the prospectus, please call us at 1-888-PRU-2888.  This supplement provides additional information about the operation of the pre-determined mathematical formula for Highest Daily Guaranteed Return Option II (HD GRO II).

HD GRO II

The following clarifies and provides additional information with regard to the portion of the   prospectus entitled “Living Benefits – Highest Daily Guaranteed Return Option II - Key Feature – Allocation of Account Value” that discusses how the pre-determined mathematical formula works.

Under the HD GRO II formula, we will transfer Account Value between the "permitted Sub-accounts" and a bond portfolio Sub-account (AST bond portfolio Sub-account) when dictated by the pre-determined mathematical formula.  In general, on each Valuation Day, including the effective date of the benefit, the pre-determined mathematical formula is used to compare your Account Value to each guarantee that is outstanding, based on the guarantees provided under the benefit.  The formula determines whether a transfer occurs based, among other things, on an identification of the outstanding guarantee that has the largest present value.    Based on the formula, a determination is made as to whether any portion of your Account Value is to be transferred to or from the AST bond portfolio Sub-account.  In identifying those guarantees, we consider each guarantee that already has been set (i.e., on a benefit anniversary), as well as an amount that we refer to as the “Projected Future Guarantee.”  The “Projected Future Guarantee” is an amount equal to the highest Account Value (adjusted for withdrawals and additional net purchase payments as described in the section of the prospectus concerning HD GRO II)  within the current benefit year that would result in a new guarantee.  For the Projected Future Guarantee, the assumed guarantee period begins on the current Valuation Day and ends 10 years from the next anniversary of the effective date of the rider.  As such, a Projected Future Guarantee could cause a transfer of Account Value into an AST bond portfolio Sub-account.  We only calculate a Projected Future Guarantee if the assumed guarantee period associated with that Projected Future Guarantee does not extend beyond the latest Annuity Date applicable to the Annuity.

In light of the above, you should read our existing prospectus disclosures about HD GRO II with the following in mind: (a) when the pre-determined mathematical formula performs an analysis with respect to each outstanding guarantee, it includes within that analysis the Projected Future Guarantee (b) as such, the factors that impact  the amount transferred under the formula apply to the Projected Future Guarantee to the same extent as they apply to the Guarantee Amount(s) and (c) whereas the Projected Future Guarantee is an aspect of the pre-determined mathematical formula for HD GRO II, it is not an element of the formula for GRO Plus II.